Exhibit 32.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of OpenTV Corp. for the period ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof, each of the undersigned officers of OpenTV Corp. certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his respective knowledge:

(1)	the annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of OpenTV Corp.

Date: March 15, 2010

/s/ Nigel W. Bennett
Chief Executive Officer

Date: March 15, 2010

/s/ Shum Mukherjee
Chief Financial Officer